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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

UNWIRE AB
SOLINA, SWEDEN

    We hereby consent to the incorporation in the Prospectus constituting a part of the Registration Statement on Form SB-2 (Registration No. 333-38852) of our report dated May 9, 2000 relating to the financial statements of Unwire for the year ended December 31, 1999.

    We also consent to the reference to us under the caption "Experts" in the Prospectus.

/s/ BDO Stoy Hayward
BDO Stoy Hayward

London, England
December 27, 2000